UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 21, 2005
                                                      ----------------

                           FRANKLIN ELECTRIC CO., INC.
                           ---------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                INDIANA                    0-362            35-0827455
                -------                    -----            ----------
     (STATE OR OTHER JURISDICTION OF    (COMMISSION      (I.R.S. EMPLOYER
             INCORPORATION)             FILE NUMBER)    IDENTIFICATION NO.)

             400 EAST SPRING STREET
                BLUFFTON, INDIANA                            46714
                ------------------                           -----
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)

                                (260) 824-2900
                                 -------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
                                 --------------
           (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
   (b) On October 21, 2005, Donald J. Schneider retired from the Board of Directors of Franklin Electric Co., Inc. (the "Company"). Mr.
Schneider's position on the Company's Personnel and Compensation
Committee will be filled by Mr. David M. Wathen whose election was announced in a press release dated May 5, 2005.





                                   SIGNATURES
                                   ----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       FRANKLIN ELECTRIC CO., INC.
                                       ---------------------------
                                              (Registrant)




Date October 24, 2005            By /s/ Thomas J. Strupp
     ----------------               -------------------------------
                                    Thomas J. Strupp, Vice President,
                                    Chief Financial Officer and
                                    Secretary (Principal Financial
                                    and Accounting Officer)